Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of December 27, 2018 (this “Agreement”), is made by Arcimoto, Inc., an Oregon corporation (“Grantor”), in favor of FOD Capital, LLC, a Florida limited liability company, pursuant to the Loan Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the ” Lender”).

RECITALS

A. Lender and Grantor are parties to that certain Subscription Agreement dated December 27, 2018, as modified by that certain Senior Secured Promissory Note dated as of December 27, 2018 (collectively, the “Loan Agreement”), pursuant to which Lender agreed to purchase a senior secured promissory note from the Grantor in the principal amount of $3,000,000 (the “Loan”). Capitalized terms not defined herein will have the meanings set forth in the Loan Agreement.

B. The Loan is presently evidenced by that certain Senior Secured Promissory Note in the principal amount of $3,000,000 (the “Note”).

C. Under the terms of the Loan Agreement, Grantor is required to grant to Lender a security interest, subject and subordinate only to security interests expressly permitted by the Loan Agreement and the Permitted Senior Obligations defined in the Subscription Agreement, in and to the Collateral hereinafter described.

D. This Agreement is given by Grantor in favor of the Lender for the ratable benefit of the Purchaser and Additional Purchasers (as defined in the Loan Agreement) to secure the payment and performance of all of the Secured Obligations.

Accordingly, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Terms. The following terms herein used shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Lender” is defined in the recitals to this Agreement.

“Collateral” is defined in Section 2.1.

“Loan Agreement” is defined in the recitals to this Agreement.

“Grantor” is defined in the preamble to this Agreement.

“Event of Default” means the failure to pay when due, whether at stated maturity, by acceleration or otherwise, any of the Secured Obligations or any other “Event of Default” as defined in the Loan Agreement.

“Lien” means any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, lessor’s or lessee’s interest under any lease, subordination of any claim or right, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

“Obligors” is defined in Section 3.6.

“Permitted Liens” means Permitted Senior Obligations permitted by the Loan Agreement.

“Receivables” means all accounts, payment intangibles, chattel paper and instruments.

“Secured Obligations” means any and all obligations of Grantor under the Note and all obligations of Grantor under the Loan Agreement or any Other Investor Agreements associated with the Note, of any kind or nature, howsoever created or evidenced and whether now or hereafter existing, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether incurred by Grantor as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation all principal and all interest (including any interest accruing subsequent to any petition filed by or against Grantor or any of them under the U.S. Bankruptcy Code, whether or not an allowed claim), indemnity and reimbursement obligations, charges, expenses, fees, attorneys’ fees and disbursements and any other amounts owing thereunder.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Oregon; provided, that if, with respect to any UCC financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to Lender is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than Oregon, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of any UCC financing statement relating to such perfection or effect of perfection or non-perfection.

1.2 Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

1.3 UCC Definitions. Unless otherwise defined herein or in the Loan Agreement or the context otherwise requires, and whether or not capitalized, terms for which meanings are provided in Article 8 or Article 9 of the UCC are used in this Agreement, including its preamble and recitals, with such meanings. Without limiting the foregoing, accounts, chattel paper, commercial tort claims, certificated security, control, deposit accounts, documents, farm products, fixtures, electronic chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, negotiable instruments, payment intangibles, securities and software, whether or not capitalized, shall have the meanings ascribed thereto in the UCC.

ARTICLE 2

GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. To secure the prompt and complete payment of all Secured Obligations, for value received and pursuant to the Loan Agreement, Grantor hereby grants, assigns and transfers to Lender a first-priority security interest to all of the Grantor’s assets, including but not limited to the following list of described assets whether now owned or existing or hereafter acquired or arising and wherever located, except for the collateral subject to the Permitted Liens (all of which is herein collectively called the “Collateral”):

(a) all Accounts; all Payment Intangibles; all Deposit Accounts and any and all monies credited by or due from any financial institution or any other depository; all additional amounts due to Grantor from any Account Debtors relating to the Accounts; all contract rights, rights of payment earned under a contract right, Instruments (including promissory notes), Chattel Paper (including electronic chattel paper), letters of credit, and money; all Supporting Obligations of the foregoing; all real and personal property of third parties in which Grantor has been granted a lien or security interest as security for the payment or enforcement of Accounts; and

(b) all proceeds and products of subsection (a) of this Section 2.1 in whatever form, including: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, and tort claim proceeds.

ARTICLE 3

REPRESENTATIONS AND COVENANTS

Grantor further represents, warrants, covenants and agrees with Lender as follows:

3.1 Ownership of Collateral; Security Interest Priority.  At the time any Collateral becomes subject to a security interest of Lender hereunder, unless Lender shall otherwise consent, Grantor shall be deemed to have represented and warranted that (a) Grantor is the lawful owner of such Collateral or has the power to transfer the Collateral and have the right and authority to subject the same to the security interest of Lender; and (b) other than Permitted Liens, none of the Collateral is subject to any Lien other than that in favor of Lender and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than in favor of Lender. This Agreement creates in favor of Lender a valid security interest, subject only to Permitted Liens, in the Collateral, which security interest, upon filing of financing statements in the appropriate offices in the locations listed on Schedule 3.1, will be perfected and of first priority for security interests which may be perfected by the filing of a financing statement, enforceable against Grantor and all third parties and securing the payment of the Secured Obligations. Grantor authorizes Lender to file financing statements describing the Collateral as reasonably determined by Lender and if requested will execute and deliver to Lender all documents and take such other actions as may from time to time be reasonably requested by Lender in order to maintain a first perfected security interest in, and if applicable, possession and control of, the Collateral. Grantor will keep the Collateral free at all times from any and all Liens other than Permitted Liens. Grantor will not, without the prior written consent of Lender, which will not be unreasonably withheld or delayed sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for any assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed under the Loan Agreement, subject to the terms of the Loan Agreement or sales in the ordinary course of business. Subject to any limitations in the Loan Agreement, Lender or its attorneys may after a prior written notice and on regular business hours inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

3.2 Perfection of Security Interest and Further Assurances.

(a) The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Lender pursuant to this Section promptly to the Lender upon request.

(b) The Grantor hereby further authorizes the Lender to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement, the IP Security Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(c) The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

3.3 Names; Locations. Grantor represents and warrants that Schedule 3.2 sets forth the following for Grantor: (a) the jurisdiction in which Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC; (b) the address of Grantor’s chief executive office; (c) each trade name or other name (other than its name set forth on the signature page hereto) used by Grantor; and (d) Grantor’s federal taxpayer identification number (and, during the four months preceding the date hereof, Grantor has not had any other federal taxpayer identification number) and state organizational number. During the past four months preceding the date hereof, Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has Grantor been the subject of any merger or other corporate reorganization during the past five years. The name set forth on the signature page is the true and correct name of Grantor. Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to Lender.

3.4 Taxes, Etc. Grantor will pay any taxes, assessments and similar imposts and charges, which are now or hereafter may become a Lien upon any of the Collateral, in accordance with the terms and requirements of the Loan Agreement.

3.5 Maintenance of Collateral.  Grantor shall preserve and maintain all rights of Grantor and Lender in all material Collateral, and will not subordinate, supplement or otherwise modify any claim or right of Grantor with respect to any Collateral, or permit, consent or suffer to occur any of the foregoing, if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of Lender without the prior written consent of Lender.

3.6 Special Rights Regarding Receivables. Lender or any of its agents may, at any time and from time to time in its sole discretion upon the existence of any Event of Default, verify, directly with each Person (collectively, the “Obligors”) which owes any Receivables to Grantor, the Receivables in any reasonable manner. Lender or any of its agents may, at any time from time to time after and during the continuance of an Event of Default, notify the Obligors of the security interest of Lender in the Collateral and/or direct such Obligors that all payments in connection with such obligations and the Collateral be made directly to Lender in Lender’s name. If Lender or any of its agents shall collect such obligations directly from the Obligors, Lender or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as Lender or any of its agents shall deem appropriate. Grantor directs and authorizes any and all of its present and future Obligors to comply with requests for information from Lender, Lender’s designees and agents and/or auditors, relating to any and all business transactions between Grantor and the Obligors. Grantor further directs and authorizes all of its Obligors upon receiving a notice or request sent by Lender or Lender’s agents or designees to pay directly to Lender any and all sums of money or proceeds now or hereafter owing by the Obligors to Grantor, and any such payment shall act as a discharge of any debt of such Obligor to Grantor in the same manner as if such payment had been made directly to Grantor. Grantor agrees to take any and all action as Lender may reasonably request to assist Lender in exercising the rights described in this Section.

ARTICLE 4

REMEDIES

4.1 General Remedies. Upon the occurrence and during the continuance of any Event of Default, Lender shall have and may exercise any one or more of the rights and remedies provided to it under this Agreement or any of the Other Investor Agreements or provided by law, including but not limited to all of the rights and remedies of a secured party under the UCC, and Grantor hereby agrees to assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties, authorizes Lender to take possession of the Collateral with or without demand and in accordance with applicable law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys’ fees and disbursements, incurred by Lender) and then to the payment and satisfaction of the Secured Obligations. Any requirement of reasonable notice shall be met if Lender sends such notice to Grantor, by registered or certified mail, at least 10 days prior to the date of sale, disposition or other event giving rise to a required notice. Lender may be the purchaser at any such sale. Grantor expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. Lender shall have no obligation to preserve rights against prior parties, and Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Grantor hereby waives as to Lender any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Obligations. To this end, Grantor hereby expressly agrees that any such collateral or other security of Grantor or any other party which Lender may hold may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which Lender or Grantor does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. Grantor shall be liable for any deficiency remaining after disposition of the Collateral. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Lender may specifically disclaim any warranties of title or the like. If Lender sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of such purchaser. In the event any such purchaser fails to pay for the Collateral, Lender may resell the collateral and Grantor shall be credited with the proceeds of sale.

4.2 Special Remedies Concerning Certain Collateral.

(a) Upon the occurrence and during the continuance of any Event of Default, Grantor shall, if requested to do so in writing, and to the extent so requested, promptly collect and enforce payment of all amounts due Grantor on account of, in payment of, or in connection with, any of the Collateral, hold all payments in the form received by Grantor as trustee for Lender, without commingling with any funds belonging to Grantor, and forthwith deliver all such payments to Lender with endorsement to Lender’s order of any checks or similar instruments.

(b) Upon the occurrence and during the continuance of any Event of Default, Grantor shall, if requested to do so, and to the extent so requested, notify all Obligors and other Persons with obligations to Grantor on account of or in connection with any of the Collateral of the security interest of Lender in the Collateral and direct such account debtors and other Persons that all payments in connection with such obligations and the Collateral be made directly to Lender. Lender itself may, upon the occurrence and during the continuance of an Event of Default, so notify and direct any such account debtor or other Person that such payments are to be made directly to Lender.

(c) Upon the occurrence and during the continuance of an Event of Default, for purposes of assisting Lender in exercising its rights and remedies provided to it under this Agreement, Grantor (i) hereby irrevocably constitutes and appoints Lender its true and lawful attorney, for and in Grantor’s name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes Lender to endorse the name of Grantor, upon any checks, drafts, or similar items which are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as Lender shall deem advisable and (iv) hereby irrevocably authorizes Lender to notify the post office authorities to change the address for delivery of Grantor’s mail to an address designated by Lender, and Lender may receive, open and dispose of all mail addressed to Grantor. Notwithstanding any other provisions of this Agreement, it is expressly understood and agreed that Lender shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

ARTICLE 5

MISCELLANEOUS

5.1 Remedies Cumulative.  No right or remedy conferred upon or reserved to Lender under any Other Investor Agreements is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of Lender under any Other Investor Agreement or under applicable law may be exercised from time to time and as often as may be deemed expedient by Lender. To the extent that it lawfully may, Grantor agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Other Investor Agreement; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Other Investor Agreement prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will Grantor, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

5.2 Conduct No Waiver.  No waiver of default shall be effective unless in writing executed by Lender and waiver of any default or forbearance on the part of Lender in enforcing any of its rights under this Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

5.3 Governing Law; Consent to Jurisdiction.  This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Oregon applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Grantor agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought in any court of the State of Oregon or in any court of the United States of America sitting in Oregon, and Grantor hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property,. Nothing in this paragraph shall affect the right of Lender to serve process in any other manner permitted by law or limit the right of Lender to bring any such action or proceeding against Grantor or its property in the courts of any other jurisdiction. Grantor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

5.4 Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Loan Agreement.

5.5 Rights Not Construed as Duties.  Lender neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which Lender has or obtains a security interest hereunder. If Grantor fails to perform any agreement contained herein, Lender may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Grantor under Section 5.8. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

5.6 Amendments.  None of the terms and provisions of this Agreement may be modified or amended in any way except by an instrument in writing executed by Grantor and Lender.

5.7 Severability.  If any one or more provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby, and any provision hereunder found partially unenforceable shall be interpreted to be enforceable to the fullest extent possible.

5.8 Expenses. (a) Grantor will, upon demand, jointly and severally, pay to Lender an amount of any and all reasonable and documented expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Lender hereunder or under the Other Investor Agreements, or (iii) the failure of Grantor to perform or observe any of the provisions hereof.

(b) Grantor, jointly and severally, agrees to hold harmless and indemnify Lender from and against any and all claims, losses and liabilities actually incurred or suffered growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender’s gross negligence, breach of this Agreement, or willful misconduct.

5.9 Successors and Assigns; Termination.  This Agreement shall create a continuing, absolute, unconditional and irrevocable security interest in the Collateral and shall be binding upon Grantor, its successors and assigns, and inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Upon the irrevocable payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend and letters of credit outstanding under the Other Investor Agreements, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to Grantor.

5.10 Evidence of Secured Obligations. Lender’s books and records showing the Secured Obligations shall be admissible in any action or proceeding, shall be binding upon each Grantor for the purpose of establishing the Secured Obligations due from Grantor and shall constitute prima facie proof, absent manifest error, of the Secured Obligations of Grantor to Lender.

5.11 Waiver of Jury Trial.  Lender, in accepting this Agreement, and Grantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither Lender nor Grantor shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either Lender or Grantor except by a written instrument executed by all of them.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed as of the day and year first set forth above.

ARCIMOTO, INC., an Oregon corporation

By:	/s/ Mark Frohnmayer
Name:	Mark Frohnmayer
Title:	CEO

Accepted and Agreed:

FOD CAPITAL, LLC, a Florida limited liability company,

As Lender

By:	/s/ Michael T. Raymond
Name:	Michael T. Raymond
Title:	Manager

Signature Page to Security Agreement

SCHEDULE 3.1 TO SECURITY AGREEMENT

Locations Where Financing Statements Are to Be Filed

Oregon

SCHEDULE 3.2 TO SECURITY AGREEMENT

List of Names and Locations

1. Jurisdiction in which located for purposes of Sections 9-301 and 9-307 of the UCC: Oregon

2. Address of chief executive office: 2034 West 2nd Avenue, Eugene, OR 97402

3. Trade names: Arcimoto, Inc.

4. Federal Tax Identification No.:

Arcimoto, Inc. – 26-1449404

5. State Control No.:

Arcimoto, Inc. – 478709-93